EXHIBIT 99.1



                              OFFICERS' CERTIFICATE


         Pursuant to Section 2.02 of the Indenture dated as of August 24, 1984, as supplemented and restated by a First Supplemental Indenture dated as of January 31, 1990, and as further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, (as so supplemented and amended, the "Indenture") among Texaco Capital Inc. (the "Company"), Texaco Inc. and The Chase Manhattan Bank as Trustee (the "Trustee"), the undersigned officers of the Company hereby establish a Series of Securities having the following terms and provisions:

         The Securities shall be designated "7.09% Guaranteed Notes Due 2007" (the "Notes").

         The  aggregate   principal   amount  of  the  Notes  authorized  to  be
         authenticated and delivered at any one time,  subject to Sections 2.10,
         2.11 and 2.14 of the Indenture, is limited to $150,000,000.

         The annual interest rate is 7.09% payable semiannually on February 1 and August 1 beginning August 1, 1997. The Company will pay interest on the Notes (except defaulted interest) to the person who is the registered holder of the Notes at the close of business on the January 15 or July 15 next preceding the interest payment date.

         The Company may pay principal and interest on the Notes at the office or agency of the Company maintained for that purpose. Payment of interest may be made at the option of the Company by check mailed to the registered address of the holder, subject to any applicable requirements of The Depository Trust Company. Initially, the Trustee, having an office at 4 Chase MetroTech Center, Brooklyn, New York 11245, will be the agent of the Company for the purpose of such payment.

         The Notes shall be sold initially to the public at 100% of par and to the Underwriters at 99.35% of par plus, in each case, accrued interest from February 3, 1997.

         The Notes shall mature on February 1, 2007.

         The Notes shall not be redeemable prior to maturity.

         The Notes shall be in global form in the form of Exhibit A hereto.

Although the Indenture provides that the Company may terminate its obligations with respect to

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any Series of Securities by making certain deposits with the Trustee,  the Notes shall provide that the Company will not exercise any such right with respect to the Notes.






                                 Peter M. Wissel
                                 ---------------
                                    President



                                Robert C. Gordan
                                ----------------
                                    Treasurer









Dated:    January 27, 1997








                                       2
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                                                                       EXHIBIT A


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                               TEXACO CAPITAL INC.
                         7.09% Guaranteed Notes Due 2007
                            Guaranteed by Texaco Inc.

No.                                                                 $150,000,000

Texaco Capital Inc. promises to pay to Cede & Co.

or registered assigns
the principal sum of 150,000,000 Dollars on February 1, 2007.


                                           7.09% GUARANTEED NOTES DUE 2007

Interest Payment Dates:  February 1 and August 1
              Record Dates:  January 15 and July 15

                                                     Dated:

Authenticated:

THE CHASE MANHATTAN BANK
as Trustee
                                                          TEXACO CAPITAL INC.

By...........................(SEAL)           By................................
 Authorized Officer

                                              By................................

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                            (FORM OF REVERSE OF NOTE)

                               TEXACO CAPITAL INC.
                         7.09% Guaranteed Notes Due 2007
                            Guaranteed by Texaco Inc.

1.       Interest.

         Texaco Capital Inc. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of the Note at the rate per annum shown above. The Company will pay interest semiannually on February 1 and August 1 of each year. Interest on the Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 3, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment.

         The Company will pay interest on the Note (except defaulted interest) to the person who is the registered holder of the Note at the close of business on January 15 or July 15 next preceding the interest payment date. A holder must surrender the Note to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest check to a holder's registered address.

3.       Paying Agent and Registrar.

         Initially, The Chase Manhattan Bank, as Trustee ("Trustee"), 4 Chase MetroTech Center, Brooklyn, New York 11245, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice.

4.       Indenture.

         The Company issued the Note as part of a Series of Notes under an indenture dated as of August 24, 1984, as supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, and as further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990 (as so supplemented and amended, the "Indenture"), among the Company, Texaco Inc. and the Trustee. The terms of the Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Subsection 77aaa-77bbbb) as amended (the "Act"). The Series of Notes is subject to all such terms, and the holder of this
Note is referred to the Indenture and the Act for a statement of them. Notwithstanding Section 8.01 of the Indenture, the Company hereby covenants that it will not terminate its obligations with respect to the Notes by making certain deposits with the Trustee, and the Trustee and a Paying

Agent shall have no obligation  under Article 8 with respect to the Notes.  This
Note is one of a Series of Notes of the Company designated as its 7.09% Guaranteed Notes Due 2007.

5.       Guaranty.

         The Notes are guaranteed by Texaco Inc.

6.       Redemption.

         The Notes may not be redeemed prior to maturity and are not subject to mandatory redemption.

7.       Transfer and Exchange.

         A holder of a Note may transfer or exchange a Note in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.       Persons Deemed Owners.

         The registered holder of a Note may be treated as the owner of it for all purposes.

9.       Amendments and Waivers.

         Subject to certain exceptions, the Series of Notes or the Indenture with respect to the Series of Notes may be amended with the consent of the holders of at least 50.1% in principal amount of the Series of Notes outstanding, and any past default or compliance with any provision may be waived with the consent of the holders of at least 50.1% in principal amount of the Series of Notes outstanding. Without the consent of any Noteholder, the Indenture or the Series of Notes may be amended to cure any ambiguity, defect or inconsistency; to provide for assumption of the Company's obligations to Noteholders; or to make any change that does not adversely affect the rights of any Noteholder.

10.      Restrictive Covenants.

         The Series of Notes is an unsecured general obligation of the Company limited to $150,000,000 principal amount. The Indenture does not limit other unsecured debt. It does limit certain mortgages and sale-leaseback transactions of Texaco Inc. if the property mortgaged or leased is a refinery or a manufacturing plant in the United States or any oil or gas producing property onshore or offshore the United States that is of material importance to the total business of Texaco Inc. and its consolidated subsidiaries. The limitations are subject to a number of important qualifications and exceptions. Once a year Texaco Inc. must report to the Trustee on compliance with the limitations.

         When a successor corporation assumes all the obligations of the Company under the Series of Notes and the Indenture with respect to such Series of Notes, the Company will be released from those obligations.

11.      Defaults and Remedies.

         An Event of Default is: default for 30 days in payment of interest on the Series of Notes; default in payment of principal on the Series of Notes; failure by the Company or by Texaco Inc., as the case may be, for 90 days after notice to the Company to comply with any of its other agreements in the Series of Notes or the Indenture with respect to the Series of Notes; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Series of Notes may declare all the Notes of the Series to be due and payable immediately. Noteholders may not enforce the Series of Notes or the Indenture with respect to the Series of Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Series of Notes or the Indenture with respect to the Series of Notes. Subject to certain limitations, holders of a majority in principal amount of the Series of Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders of the Series notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests.

12.      Trustee Dealings with Company or Texaco Inc.

         The Chase Manhattan Bank as Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, Texaco Inc. or any affiliates of either, and may otherwise deal with the Company, Texaco Inc. or any affiliates of either, as if it were not Trustee.

13.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company or Texaco Inc. shall not have any liability for any obligations of the Company or Texaco Inc. under the Series of Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Noteholder of the Series by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

14.      Authentication.

         This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15.      Abbreviations.

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

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

         The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, with a copy to:
Treasurer, Texaco Inc., 2000 Westchester Avenue, White Plains, NY 10650.

16.      Global Form.

         Notwithstanding any contrary provisions of this Note, this Note is registered in the name of a nominee of DTC and will not be issued in definitive form to holders of beneficial interests herein unless DTC is unable or unwilling to serve as a depository (and a successor depository is not appointed by the Company within 90 days) or the Company in its sole discretion determines not to have the Notes represented by a global Note. While this Note is so registered, payments herein will be made to DTC in accordance with DTC's practices and beneficial owners of this Note shall look only to DTC and its participants for such payments.

                                FORM OF GUARANTY

                                    GUARANTY

         TEXACO INC., a Delaware corporation (the "Guarantor"), unconditionally guarantees to the holder of this Note the due and punctual payment of the principal of, and interest on this Note.

         The Guarantor shall not be entitled to receive any payments based upon a right of subrogation with respect to any amounts paid by the Guarantor to holders of the Series of Notes until the principal of, and interest on all Notes of the Series shall have been paid in full or for which payment has been provided.

                                                TEXACO INC.




                                                By _____________________________

                        FORM OF ASSIGNMENT

I or we assign and transfer this Note to

Insert social security or other
identifying number of assignee
---------------------------------------
|                                     |
|                                     |
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_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
       (Print or type name, address and zip code of assignee)

and irrevocably appoint _________________________________________

_______________________________________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Dated:________________________  Signed:__________________________

_________________________________________________________________
(Sign exactly as name appears on the other side of this Note)